OMNIBUS INSTRUMENT OF APPOINTMENT AND ACCEPTANCE OF
U.S BANK NATIONAL ASSOCIATION AS SUCCESSOR TRUSTEE
AND IN RELATED ANCILLARY TRUST ROLES
This Instrument of Appointment and Acceptance of Successor Trustee (this
"Agreement"), dated as of December 16, 2011, is by and among U.S. BANK NATIONAL
ASSOCIATION, a national banking association ("U.S. Bank"), as successor trustee (the
"Successor Trustee") for each transaction listed in Schedule 1 (each, a "Transaction"), BANK
OF AMERICA, N.A., a national banking association, as successor by merger to LaSalle Bank
National Association, a national banking association ("Bank of America"), not in its individual capacity, but solely as predecessor trustee (in each case, a "Predecessor Trustee") for each
Transaction, and the undersigned party having the authority to appoint the successor trustee (the
"Appointing Party") pursuant to the provisions of the applicable trust agreement (each, a "Trust
Agreement") for each Transaction.
1. Appointment and Acceptance. In connection with the resignation of Bank of
America as trustee (the "Trustee") under the Trust Agreement for each Transaction, the
Appointing Party hereby appoints U.S. Bank as Successor Trustee for each Transaction, and U.S.
Bank hereby acknowledges and accepts such appointment, pursuant to the provisions of the related Trust Agreement, in each case as of as of the date this Agreement is executed by the
Appointing Party (the "Effective Date"). The parties hereto agree that upon the Effective Date,
U.S. Bank, as Successor Trustee for each Transaction, shall become fully vested with all the rights, powers, duties and obligations of, and the Successor Trustee for each Transaction hereby assumes all of the duties and obligations of, the Trustee under each Trust Agreement, with like effect as if originally named Trustee therein.
In addition, in connection with the resignation of Bank of America from its duties and obligations as securities intermediary, warrant agent, expense administrator, paying agent, unit registrar and other similar trust administration capacities, as applicable (with respect to each
Transaction, the "Ancillary Trust Roles"), U.S. Bank is hereby appointed as successor in the
Ancillary Trust Roles for such Transaction, and U.S. Bank acknowledges and accepts such appointment, in each case as of the Effective Date, and hereby assumes all of the duties and obligations of the Ancillary Trust Roles for such Transaction.
2. Representations, Warranties and Covenants of the Successor Trustee. The
Successor Trustee hereby represents, warrants and covenants as of the date hereof and the
Effective Date as follows:
(a) It is a national banking association duly and validly organized and existing pursuant to the laws of the United States of America.
(b) With respect to each Transaction, it will perform and fulfill, on and after the date hereof, each covenant, agreement, condition, obligation and responsibility of the
Trustee and of the Ancillary Trust Roles under the provisions of the related Trust
Agreement and all other documents, agreements and instruments relating to such
Transaction (as to each Transaction, collectively, the "Transaction Documents").

(c) This Agreement has been duly authorized, executed and delivered on behalf of the Successor Trustee and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms (subject to (i) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law).
3. Representations, Warranties and Covenants of the Predecessor Trustee. The
Predecessor Trustee hereby represents, warrants and covenants as of the date hereof and the
Effective Date that this Agreement has been duly authorized, executed and delivered on behalf of the Predecessor Trustee and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms (subject to (i) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law).
4. Assignment of Interests in Certain Transaction Documents. With respect to each
Transaction, in connection with any insurance policy, mortgage insurance policy, pool insurance policy, bond insurance policy or any other policy in which the trust formed under the related
Trust Agreement has an interest (each, an "Insurance Agreement" and collectively, the
"Insurance Agreements"), the Predecessor Trustee assigns as of the Effective Date any and all interest it may have therein on behalf of each such trust to the Successor Trustee. To the extent required in any Insurance Agreement, the Successor Trustee, from and after the Effective Date, hereby (a) agrees to be bound by the terms of such Insurance Agreement, (b) makes any representations required therein to be made in connection with such assignment, and (c) assumes all rights and obligations as assignee thereunder.
5. Notices and Deliverables. The Predecessor Trustee covenants to provide, or cause to be provided, all requisite notices and copies of this Agreement under each Trust
Agreement (including notices and copies of this Agreement required to be provided by the
Appointing Party) related to the resignation of the Predecessor Trustee and from the Ancillary
Trust Roles and the appointment of the Successor Trustee for each Transaction to each party to whom the related Trust Agreement requires notice regarding the resignation to be given and at the addresses for notices set forth in such Trust Agreement. The Successor Trustee hereby agrees to provide notice, including any notice required to be provided by the Appointing Party, of its appointment as Successor Trustee and in the related Ancillary Trust Roles for each
Transaction to each party to whom the related Trust Agreement requires notice regarding such appointment to be given.
6. Liabilities and Responsibilities. The Predecessor Trustee shall retain continued
responsibility and liability for its actions and omissions as Trustee and in any Ancillary Trust
Roles pursuant to the terms of the Transaction Documents for each Transaction prior to the
Effective Date. The Successor Trustee shall be responsible and liable for its actions and omissions as Successor Trustee and in any Ancillary Trust Roles under the Transaction
Documents for each Transaction on or after the Effective Date and the parties hereto acknowledge and agree that the Predecessor Trustee shall be released from any obligations or liabilities relating to such actions or omissions arising on or after such Effective Date. Nothing in this Section 6 shall override any agreements or provisions set forth in the agreements between the Successor Trustee and Predecessor Trustee in connection with the acquisition by the
Successor Trustee of the securitization trust administration business of the Predecessor Trustee, including (without limitation) agreements with respect to reporting obligations, if any, pursuant to Regulation AB promulgated by the U.S. Securities and Exchange Commission under the
Securities Act of 1933.
7. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE
OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN
THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF
THE PARTIES HERETO AND THE RELATED SECURITY HOLDERS FOR EACH
TRANSACTION SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS
WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF (OTHER
THAN THE PROVISIONS OF SECTIONS 5-1401 AND 5-1402 OF THE GENERAL
OBLIGATIONS LAW, WHICH SHALL BE APPLICABLE HERETO).
8.
Effect on Trust Agreement. In no event shall this Agreement be construed as a modification, waiver or amendment of the terms of the Trust Agreement by any party thereto or by the securityholders for each Transaction.
9. Corporate Trust Office. References to the address of the Trustee or to the
Corporate Trust Office (as defined in each Trust Agreement) shall be deemed to refer to the corporate trust office of the Successor Trustee which is presently located at 190 South LaSalle
Street, MK-IL-SL7C, Chicago, IL 60603, Attention: U.S. Bank Structured Finance.
10.
Counterparts. This Agreement may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. Delivery by a party hereto of an executed counterpart of this Agreement by facsimile or similar electronic means shall be deemed effective as delivery of the original executed counterpart by such party for purposes of execution hereof.

[signatures appear on the following pages]

Date: December 16, 2011

U.S. BANK NATIONAL ASSOCIATION,
a national banking association, as Successor
Trustee and for the Ancillary Trustee Roles
for each Transaction

By:
/s/Edwin Janis
Name: Edwin Janis
Title: Vice President

BANK OF AMERICA, N.A., a national
banking association, as successor by merger
to LaSalle Bank National Association, a
national banking association, not in its
individual capacity, but solely as
Predecessor Trustee

By:
/s/Michael Rustemeyer
Name: Michael Rustemeyer
Title: Vice President

MS STRUCTURED ASSET CORP., as
Appointing Party

By:
/s/In-Young Chase
Name: In-Young Chase
Title: Vice President

[certain acknowledgements appear on the following pages]
ACKNOWLEDGED:

Citadel Equity Fund as Swap Counterparty

By: /s/Shawn Fagan
Name: Shawn Fagan
Title: Authorized Signatory

Barclays Bank plc as Swap Counterparty

By: /s/D. Azzollini
Name: D. Azzollini
Title: M.D.

King Street Capital, L.P. as Swap
Counterparty
By: King Street Capital Management, L.P.
Its Investment Manager

By: /s/Jay Ryan
Name: Jay Ryan
Title: Chief Financial Officer

King Street Master Fund, Ltd. as Swap
Counterparty
By: King Street Capital Management, L.P.
Its Investment Manager

By: /s/Jay Ryan
Name: Jay Ryan
Title: Chief Financial Officer

Ionic Capital as Swap Counterparty
By: Ionic Capital Partners LP, its Investment
Advisor
By: Ionic Capital Management LLC, its
General Partner

By: /s/John Richardson
Name: John Richardson
Title: General Counsel

Deutsche Bank Securities as Swap
Counterparty

By: /s/ Angela Lescailli
Name: Angela Lescailli
Title: Associate

Highbridge International LLC as Swap
Counterparty
By Highbridge Capital Management, LLC
as Trading Manager and not in its individual
capacity

By: /s/Marc Creatore
Name: Marc Creatore
Title: Managing Director

Hare & Co as Swap Counterparty

By: /s/Naomi Carlo
Name: Naomi Carlo
Title: Associate
Blue Mountain Credit Alternatives Fund LP As
Swap Counterparty and by BlueMountain
Capital Management LLC

By: /s/Marc Valdes
Name: Marc Valdes
Title: Deputy Head of Operations
Sch. 1
Morgan Stanley & Co. LLC
as Swap Counterparty

By: /s/In-Young Chase
Name: In-Young Chase
Title: Vice President

Morgan Stanley & Co. International plc as Swap Counterparty

By: /s/Ara Tachdjian
Name: Ara Tachdjian
Title: Vice President

To the extent applicable under each of the transactions listed on Schedule 1:

Morgan Stanley & Co. LLC as Guarantor

By: /s/In-Young Chase
Name: In-Young Chase
Title: Vice President

Sch. 1
Schedule 1
List of Transactions

1.
Transaction: Structured Asset Trust Unit Repackagings No. 2001-6 (Bank of America)
Appointing Party: Morgan Stanley Structured Asset Corp
Acknowledged Parties: Morgan Stanley & Co. International plc
2.
Transaction: Structured Asset Trust Unit Repackagings No. 2002-11 (AIG)
Appointing Party: Morgan Stanley Structured Asset Corp
Acknowledged Parties: Morgan Stanley & Co. International plc

3.
Transaction: Structured Asset Trust Unit Repackagings No. 2003-1 (Sears Roebuck
Acceptance Corp.)
Appointing Party: Morgan Stanley Structured Asset Corp
Acknowledged Parties: Citadel Equity Fund, Ltd
4.
Transaction: Structured Asset Trust Unit Repackagings CBT Series 2003-1
Appointing Party: Morgan Stanley Structured Asset Corp
Acknowledged Parties: Morgan Stanley & Co. International plc
5.
Transaction: Structured Asset Trust Unit Repackagings No. 2003-6 (Goldman)
Appointing Party: Morgan Stanley Structured Asset Corp
Acknowledged Parties: Highbridge International LLC.
6.
Transaction: Structured Asset Trust Unit Repackagings No. 2003-7 (May Department
Stores)
Appointing Party: Morgan Stanley Structured Asset Corp
Acknowledged Parties: Morgan Stanley & Co. LLC
7.
Transaction: Structured Asset Trust Unit Repackagings No. 2003-15 (The Hertz
Corporation)
Appointing Party: Morgan Stanley Structured Asset Corp
Acknowledged Parties: Morgan Stanley & Co. LLC.
8.
Transaction: Structured Asset Trust Unit Repackagings No. 2004-2 (Goldman)
Appointing Party: Morgan Stanley Structured Asset Corp
Acknowledged Parties: Barclays Bank PLC
9.
Transaction: Structured Asset Trust Unit Repackagings No. 2004-4 (Goldman)
Appointing Party: Morgan Stanley Structured Asset Corp
Acknowledged Parties: Citadel Equity Fund, Ltd and Blue Mountain Credit Alternatives
Fund LP
10. Transaction: Structured Asset Trust Unit Repackagings No. 2004-6 (Goldman)
Sch. 1
Appointing Party: Morgan Stanley Structured Asset Corp
Acknowledged Parties: King Street Capital, L.P., King Street Capital Master Fund, Ltd
and Hare and Co
11.
Transaction: Structured Asset Trust Unit Repackagings No. 2005-1 (Goldman)
Appointing Party: Morgan Stanley Structured Asset Corp
Acknowledged Parties: Morgan Stanley & Co. LLC
12.
Transaction: Structured Asset Trust Unit Repackagings No. 2005-2 (Aon Capital)
Appointing Party: Morgan Stanley Structured Asset Corp
Acknowledged Parties: Morgan Stanley & Co. LLC
13.
Transaction: Structured Asset Trust Unit Repackagings No. 2005-3 (Limited Brands
Inc.)
Appointing Party: Morgan Stanley Structured Asset Corp
Acknowledged Parties: Morgan Stanley & Co. LLC
14.
Transaction: Structured Asset Trust Unit Repackagings No. 2006-2 (Cummins Engine
Company)
Appointing Party: Morgan Stanley Structured Asset Corp
Acknowledged Parties: Morgan Stanley & Co. LLC
15.
Transaction: Structured Asset Trust Unit Repackagings No. 2007-1 (J.C. Penney
Company, Inc.)
Appointing Party: Morgan Stanley Structured Asset Corp
Acknowledged Parties: Ionic Capital Master Fund LTD and Deutsche Bank Securities
Inc.